EXHIBIT 99.2 Fourth Quarter and Fiscal Year End 2019 Conference Call

This presentation contains “forward-looking” statements that are subject to risks and uncertainties that could cause the actual results of Darling Ingredients Inc. (the “Company”) to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company’s control. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas(“GHG”) emissions that adversely affect programs like the U.S. government’s renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), Highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere, such as the outbreak of African Swine Fever (“ASF”) in China and elsewhere; escalation in the outbreak of the coronavirus; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and issues relating to the announced expansion project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, including our ongoing enterprise resource planning project; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the likely exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this presentation or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Page 2 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Consolidated Earnings

US$ (millions) except per share price	Q4-2018	Total 2018	Q1-2019	Q2-2019	Q3-2019	Q4-2019	Total 2019
Net sales	$ 853.1	$ 3,387.7	$ 835.1	$ 827.3	$ 842.0	$ 859.4	$ 3,363.9
Gross margin	185.4	741.3	184.1	182.6	189.1	219.0	774.8
Gross margin %	21.7%	21.9%	22.0%	22.1%	22.5%	25.5%	23.0%
Loss (gain) on sale of assets	0.2	0.7	(4.3)	(13.9)	(2.7)	0.3	(20.6)
SG&A	76.4	309.3	85.0	81.0	83.5	109.0	358.5
Restructuring and impairment charges	-	(15.0)	-	-	-	-	-
Equity in net income of Diamond Green Diesel *	50.1	159.8	24.3	38.1	32.0	270.1	364.5
Operating income	73.7	255.0	48.6	74.1	59.9	293.2	475.8
Combined adjusted EBITDA (1)	164.1	605.4	133.2	159.4	147.8	385.8	826.3
Interest expense	(20.2)	(86.4)	(19.9)	(20.8)	(19.4)	(18.6)	(78.7)
Debt extinguishment costs	-	(23.5)	-	(12.1)	-	-	(12.1)
Foreign currency (loss)/gain	0.7	(6.4)	(0.7)	(0.4)	0.5	(0.7)	(1.3)
Gain/(loss) on disposal of subsidiaries	-	(12.5)	-	-	-	3.0	3.0
Other expense (2)	(3.6)	(7.7)	(2.6)	(2.0)	(2.6)	0.6	(6.6)
Equity in net income/(loss) of unconsolidated subsidiaries	(0.5)	(0.6)	(0.5)	0.1	(0.7)	1.5	0.4
Income tax expense	(8.0)	(12.0)	(5.3)	(7.8)	(10.9)	(35.6)	(59.5)
Net income attributable to noncontrolling interests	(1.4)	(4.4)	(1.6)	(4.8)	(1.1)	(0.8)	(8.4)
Net income/(loss) attributable to Darling	$ 40.6	$ 101.5	$ 18.0	$ 26.3	$ 25.7	$ 242.6	$ 312.6
Earnings per share (fully diluted)	$ 0.24	$ 0.60	$ 0.11	$ 0.16	$ 0.15	$ 1.44	$ 1.86

* Prior to third quarter 2019, the equity in DGD was presented below the operating income line in the Company's published results. Commencing with the third quarter 2019, the Company will be including the equity in DGD in operating income as shown in this slide. For comparison purposes, the presentation in these slides shows the equity in DGD in a consistent manner across all periods presented. As a result, operating income as shown in these slides for periods prior to third quarter 2019 will differ from the amounts of operating income reported in prior reports.

2019 Highlights

- Record 2019 proforma operating income of $389.2 million, up approximately 56% over 2018 after adjusting for 2018 and 2017 retroactive blender's tax credit (BTC) into period earned
- Global inputs over 11 MMT, up ≈ 2% from 2018
- Returned $19.2 million of capital to shareholders, buying back approximately 1 million shares of Darling common stock
- Refinanced US Bond in Q2 2019, lowering borrowing costs by 12.5 bps and extending maturity to 2027
- DGD sold ≈ 77 million gallons of renewable diesel in Q4 2019 at an average of $2.57 EBITDA per gallon. For all of 2019, DGD sold ≈ 277 million gallons at an average of $2.25 EBITDA per gallon
- Received $67.5 million in cash dividends from Diamond Green Diesel ('DGD')
- Growth Projects completed in 2019:
  - Peptan Facilities – Amparo, Brazil & Angouleme, France
  - Protein Recovery Plants – Los Angeles, CA & Wahoo, NE
  - Ecoson Digester Phase II in Denderleeuw, Belgium
- Company launched ESG fact sheet, bringing Darling Ingredients to the forefront of the green revolution

(1) Includes Darling's core business EBITDA and Darling's share of DGD EBITDA
(2) Rounding captured in Other Expense

Page 3 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Q4 2019 Overview $250 Quarterly Proforma Combined Adjusted EBITDA, adjusting for timing of BTC earned $198.9 $200 $196.9 $192.7 • Net sales - $ 859.4 million $170.3 $179.8 • Net income - $ 242.6 million $88.0 $78.6 $150 $68.6 • EPS at $1.44 per diluted share $65.1 $99.1 • $100 Combined adjusted EBITDA* - $385.8 million, $299.2 excluding 2018 BTC $ inmillions • Term Loan A paid off in the 4th quarter $110.9 $118.3 $111.1 • Approximately $912 million available of borrowing capacity $50 $105.2 $93.5 *Combined adjusted EBITDA includes Darling’s core business EBITDA and Darling’s share of DGD EBITDA $0 4Q18 1Q19 2Q19 3Q19 4Q19 Core DGD Adjusted EBITDA is a Non-U.S. GAAP Measure (See slide 16) Darling’s share of Diamond Green Diesel’s EBITDA excluding any BTC assumptions Darling Production Volumes Darling Core Proforma Adjusted EBITDA (000's metric tons) 2017 & 2018 Darling BTC moved to the period earned 1,800 $456 1,600 380 $460 1,400 $445 345 314 1,200 316 $440 317 $428 $428 1,000 $413 800 $420 Metric tons 1,275 600 1,161 1,072 968 1,026 $ in millions in $ $400 400 200 $380 - 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Animal Fats Used Cooking Oil Page 4 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Feed Segment

US$ (in millions)	Q4-2018	Total 2018	Q1-2019	Q2-2019	Q3-2019	Q4-2019	Total 2019
Net Sales	$ 485.3	$ 1,952.6	$ 495.8	$ 487.4	$ 497.0	$ 490.4	$ 1,970.6
Gross Margin	110.4	454.6	109.0	110.5	117.2	114.3	451.0
Gross Margin %	22.7%	23.2%	22.0%	22.7%	23.6%	23.3%	22.9%
Loss/(gain) on sale of assets	0.2	0.7	(4.4)	(0.5)	(2.4)	(0.4)	(7.7)
SG&A	44.8	176.7	48.8	46.5	47.3	57.9	200.5
SG&A Margin %	9.2%	9.0%	9.8%	9.5%	9.5%	11.8%	10.2%
Operating Income	11.9	82.8	15.2	15.8	22.1	1.6	54.7
Adj. EBITDA (1)	$ 65.3	$ 277.1	$ 64.5	$ 64.5	$ 72.3	$ 56.8	$ 258.2
Raw Material Processed (mmts)	2.18	8.60	2.18	2.16	2.19	2.21	8.74

(1) Does not include Unconsolidated Subsidiaries EBITDA



Adj. EBITDA Bridge Q4-2018 to Q4-2019
(millions)
80
70
60
50
40
30
20
10
0
$65.3
$1.9
$6.1
($3.3)
$0.6
$(13.4)
$57.2
$(0.3)
$56.8
EBITDA Q4 18
Price / Yield
Volumes
Cost of Sales
Sale of Asset
SG&A
Adjusted EBITDA
FX Impact
EBITDA Q4 19

Note: Cost of Sales includes raw material costs, collection costs and factory costs.

Key Drivers:

- Global rendering raw material volumes up approximately 1.7% year over year
- Fat prices up year over year, showing a positive start to 2020
- Protein pricing remains under pressure
- Segment EBITDA sequentially down due to protein pricing pressure and timing of incentive compensation accrual

Page 5 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

DARLING INGREDIENTS INC.

Food Segment

US$ (in millions)	Q4-2018	Total 2018	Q1-2019	Q2-2019	Q3-2019	Q4-2019	Total 2019
Net Sales	$ 291.7	$ 1,139.1	$ 279.2	$ 274.8	$ 276.5	$ 288.6	$ 1,119.1
Gross Margin	58.6	221.0	65.1	60.4	61.8	67.2	254.5
Gross Margin %	20.1%	19.4%	23.3%	22.0%	22.4%	23.3%	22.8%
Loss/(gain) on sale of assets	-	(0.3)	0.1	(13.4)	(0.2)	0.3	(13.2)
SG&A	23.6	91.5	21.9	23.4	22.8	29.3	97.4
SG&A Margin %	8.1%	8.0%	7.8%	8.5%	8.2%	10.2%	8.7%
Operating Income [1,2]	14.6	48.7	23.6	30.5	19.5	17.0	90.6
Adj. EBITDA [1,2]	$ 34.9	$ 129.7	$ 43.2	$ 37.1	$ 39.3	$ 37.5	$ 157.1
Raw Material Processed (mmts)	0.3	1.1	0.3	0.3	0.3	0.3	1.1

(1) Adjusted for restructuring charges of $15.0 million for closure of Argentina collagen plant in 2018

(2) Q2 2019 adjusted for the $13.2 million land asset sale in China



Adj. EBITDA Bridge Q4-2018 to Q4-2019
(millions)
50
40
30
20
10
0
$34.9
($2.5)
$8.5
$4.7
($0.4)
($6.5)
$38.7
($1.2)
$37.5
EBITDA Q4 18
Price / Yield
Volumes
Cost of Sales
Sale of Asset
SG&A
Adjusted EBITDA
FX Impact
EBITDA Q4 19
Note: Cost of Sales includes raw material costs, collection costs and factory costs.

Key Drivers:

- Continued strong demand in our collagen business line delivering improved margins and earnings
- Growing demand for our Peptan products should drive improved earnings in 2nd half 2020
- Food segment volumes flat year over year as volumes of higher margin hydrolyzed collagen sales were up year over year, offset by lower European edible fats volumes impacted by raw materials continuing to be diverted to China food markets and the closure of the Hurlingham, Argentina facility in May 2018

Page 6 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Fuel Segment (Includes Diamond Green Diesel JV consolidated EBITDA)

US$ (in millions)	Q4-2018	Total 2018	Q1-2019	Q2-2019	Q3-2019	Q4-2019	Total 2019
Net Sales	$ 76.2	$ 296.0	$ 60.1	$ 65.0	$ 68.6	$ 80.6	$ 274.3
Gross Margin	16.6	65.8	10.0	11.7	10.1	37.6	69.4
Gross Margin %	21.8%	22.2%	16.7%	18.0%	14.7%	46.7%	25.3%
Loss/(gain) on sale of assets	0.1	0.3	-	-	-	0.3	0.3
SG&A	(0.8)	(4.8)	(0.8)	0.4	0.9	2.3	2.8
Depreciation and amortization	8.6	35.0	7.8	8.4	7.9	7.8	31.9
Equity in net income/(loss) of Diamond Green Diesel (DGD)	50.1	159.8	24.3	38.1	32.0	270.1	364.5
Segment Income	58.7	195.1	27.3	41.1	33.3	297.2	398.8
Segment EBITDA	17.2	70.3	10.8	11.4	9.2	35.0	66.3
DGD adjusted EBITDA (Darling's Share)	55.2	174.0	29.8	43.8	39.5	276.2	389.4
Combined Adj. EBITDA (1)	$ 72.4	$ 244.3	$ 40.6	$ 55.2	$ 48.7	$ 311.2	$ 455.7
Raw Material Processed* (mmts)	0.3	1.2	0.3	0.3	0.3	0.3	1.3

Key Drivers:

- **Combined adjusted EBITDA** of $311.2 million, with DGD earning $2.57 per gallon on 77.1 million gallons sold for Q4-19 and $2.25 per gallon for all 2019. Includes the $1.00 blender's tax credit approved in Dec. 2019
- **Diamond Green II** expansion remains on schedule to be completed in the fourth quarter of 2021. Adding 400 million gallons of annual capacity, gives DGD 675 million gallons of renewable diesel production plus an additional 60 million gallons of renewable naphtha
- **Blenders Tax Credit** (BTC) in place for 2020, 2021 and 2022

DIAMOND GREEN DIESEL

US$ and gallons (in millions)	Q1-2017	Q2-2017	Q3-2017	Q4-2017	Total 2017	Q1-2018	Q2-2018	Q3-2018	Q4-2018	Total 2018	Q1-2019	Q2-2019	Q3-2019	Q4-2019	Total 2019
EBITDA (Entity) - in quarter recorded w/no BTC	$ 10.0	$ 24.8	$ 21.2	$ 30.4	$ 86.4	$ 39.7	$ 36.3	$ 1.0	$ 110.6	$ 187.6	$ 59.7	$ 87.8	$ 79.1	$ 121.7	$ 348.3
EBITDA (Entity) - BTC adjusted to when earned	$ 42.7	$ 65.3	$ 64.2	$ 74.7	$ 246.8	$ 72.8	$ 70.8	$ 23.9	$ 176.1	$ 343.5	$ 130.2	$ 157.2	$ 137.3	$ 198.2	$ 623.0
Pro forma Adjusted EBITDA (2) (Darling's share)	$ 21.3	$ 32.6	$ 32.1	$ 37.3	$ 123.4	$ 36.4	$ 35.4	$ 11.9	$ 88.0	$ 171.7	$ 65.1	$ 78.6	$ 68.6	$ 99.1	$ 311.5
Total gallons produced	32.6	43.7	41.7	43.3	161.3	37.1	33.2	17.2	72.8	160.3	67.6	73.2	55.9	77.9	274.6
Total gallons sold/shipped	32.7	40.5	43.0	44.3	160.5	33.4	34.8	23.1	66.1	157.4	71.1	70.0	58.7	77.1	276.9
EBITDA per gallon sold/shipped	$ 1.31	$ 1.61	$ 1.49	$ 1.69	$ 1.54	$ 2.18	$ 2.03	$ 1.03	$ 2.66	$ 2.18	$ 1.83	$ 2.25	$ 2.34	$ 2.57	$ 2.25

(1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA.
* Excludes feed stock (raw material) processed at the DGD joint venture.

Page 7 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

DARLING INGREDIENTS INC.

Existing 275 million gallon renewable diesel facility 400 million gallon expansion project Page 8 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

(US$,Balance in thousands) Sheet HighlightsJune 30, 2018 Debt Summary S&P Ratings Cash(US$, in thousands) (includes restricted cashDecember of $142)28, 2019 (US$, in thousands) December 28, 2019 Cash (includes restricted cash$104,262 of $110) $ 73,045 Amended Credit Agreement Term Loan B – BBB- Corporate Family – BB+ AccountsAccounts receivable receivable 371,291 406,338 Revolving Credit Facility $ 39,000 Revolver & Term Loan A – BBB- Total InventoriesTotal Inventories 370,555 362,957 Term Loan A - U.S. Bonds – BB+ Net workingNet working capital capital 338,672 246,900 Term Loan B 487,304 Euro Bonds – BB+ NetNet property, property, plant and plant equipment and equipment 1,802,411 5.25% Senior Notes due 2027 493,506 Moody’s Ratings Total assets 1,624,354 5,345,258 3.625% Senior Notes due 2026 567,114 Term Loan B – Ba1 Total debtTotal assets 4,856,916 1,649,425 Other Notes and Obligations 62,501 Corporate Family – Ba2 Shareholders'Total equity debt 1,695,289$ 2,643,350 Total Debt: $ 1,649,425 Revolver & Term Loan A – Ba1 U.S. Bonds – Ba3 Shareholders' equity $2,238,031 Euro Bonds – Ba3 Leverage Ratio Historical Leverage Ratios 2015 – Q4 2019 December 28, 2019 Actual Credit Agreement Total Debt to EBITDA: 3.18x 5.50x Note: Leverage ratio calculated per bank covenant Page 9 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Appendix – Additional Information Page 10 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Average LCFS Carbon Credit Price Weighted Ave Price (USD/MT) $250 $200 $150 $100 $50 $- Jun-16 Jun-18 Jun-19 Jun-17 Oct-17 Oct-18 Oct-16 Oct-19 Apr-17 Apr-18 Apr-16 Apr-19 Feb-17 Feb-19 Feb-18 Dec-16 Dec-18 Dec-17 Dec-19 Aug-16 Aug-17 Aug-19 Aug-18 Source: https://ww3.arb.ca.gov/fuels/lcfs/credit/lrtweeklycreditreports.htm Page 11 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

US$ (in millions) Total 2017 Q1-2018 Q2-2018 Q3-2018 Q4-2018 Total 2018 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Total 2019 Net Sales $ 2,239.5 $ 485.8 (1) $ 498.8 (1) $ 482.7 (1) $ 485.3 $ 1,952.6 $ 495.8 $ 487.4 $ 497.0 $ 490.4 $ 1,970.6 Gross Margin 494.5 116.3 128.8 99.0 110.4 454.6 109.0 110.5 117.2 114.3 451.0 Gross Margin % 22.1% 23.9% 25.8% 20.5% 22.7% 23.2% 22.0% 22.7% 23.6% 23.3% 22.9% Loss/(gain) on sale of assets (0.4) (0.4) 0.8 0.1 0.2 0.7 (4.4) (0.5) (2.4) (0.4) (7.7) SG&A 178.3 48.3 43.9 39.7 44.8 176.7 48.8 46.5 47.3 57.9 200.5 SG&A Margin % 8.0% 9.9% 8.8% 8.2% 9.2% 9.0% 9.8% 9.5% 9.5% 11.8% 10.2% Operating Income 132.3 21.7 37.3 11.9 11.9 82.8 15.2 15.8 22.1 1.6 54.7 Adj. EBITDA (2) $ 316.5 $ 68.5 $ 84.1 $ 59.2 $ 65.3 $ 277.1 $ 64.5 $ 64.5 $ 72.3 $ 56.8 $ 258.2 Adj. EBITDA Margin % 14.1% 14.1% 16.9% 12.3% 13.5% 14.2% 13.0% 13.2% 14.5% 11.5% 13.2% Raw Material Processed (mmts) 8.2 2.1 2.1 2.2 2.2 8.6 2.2 2.2 2.2 2.2 8.7 (1) Reflects freight revenue reclass and deconsolidation of BestHides (2) Does not include Unconsolidated Subsidiaries EBITDA Page 12 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Jacobsen, Wall Street Journal and Thomson Reuters

Historical Pricing

2019 Finished Product Pricing

Feed Segment Ingredients

2019 Average Jacobsen Prices (USD)

Feed Segment Ingredients	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Bleachable Fancy Tallow - Chicago Renderer / cwt	$27.00	$27.00	$27.00	$27.00	$28.55	$29.00	$30.00	$29.20	$30.99	$31.70	$28.50	$30.50	$26.61	$24.00	$26.05	$25.62	$28.08
Yellow Grease - Illinois / cwt	$20.89	$20.84	$20.48	$20.72	$21.22	$22.42	$23.51	$22.40	$24.86	$24.95	$23.49	$24.53	$21.33	$19.75	$19.99	$20.39	$22.01
Meat and Bone Meal - Ruminant - Illinois / ton	$250.00	$250.00	$250.00	$250.00	$249.52	$226.82	$205.00	$227.10	$206.36	$215.11	$230.00	$216.29	$230.00	$230.00	$230.00	$230.01	$230.85
Poultry By-Product Meal - Feed Grade - Mid South/ton	$267.86	$270.00	$270.00	$269.26	$245.95	$235.00	$235.00	$238.16	$235.00	$235.00	$235.00	$234.60	$235.00	$219.21	$215.00	$223.46	$241.37
Poultry By-Product Meal - Pet Food - Mid South/ton	$657.14	$712.24	$686.79	$684.51	$637.50	$585.80	$532.50	$584.53	$456.25	$402.84	$387.50	$411.77	$412.50	$390.92	$422.62	$408.75	$522.39
Feathermeal - Mid South / ton	$457.02	$458.29	$429.17	$447.83	$364.17	$335.80	$344.50	$346.41	$339.55	$337.50	$326.50	$333.43	$291.52	$282.50	$277.62	$283.81	$352.87

2019 Cash Corn Pricing

Competing Ingredient for Bakery Feeds and Fats

2019 Average Wall Street Journal Prices (USD)

Competing Ingredient for Bakery Feeds and Fats	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Corn - Track Central IL #2 Yellow / bushel	$3.54	$3.51	$3.41	$3.49	$3.37	$3.53	$4.18	$3.69	$4.36	$3.82	$3.54	$3.91	$3.79	$3.67	$3.73	$3.73	$3.71

2019 European Benchmark Pricing

Palm Oil - Competing ingredient for edible fats in Food Segment
Soy meal - Competing ingredient for protein meals in Feed Segment

2019 Average Thomson Reuters Prices (USD)

	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Palm oil - CIF Rotterdam / metric ton	$555	$562	$532	$550	$535	$507	$503	$515	$497	$544	$559	$533	$570	$676	$779	$675	$568.25
Soy meal - CIF Rotterdam / metric ton	$361	$353	$345	$353	$341	$337	$363	$347	$348	$337	$333	$339	$341	$347	$352	$347	$346.50

Comparison	*QTR. Over QTR.* Q3-2019 Avg.	Q4-2019 Avg.	% Change	*Year Over Year* Q4-2018 Avg.	Q4-2019 Avg.	% Change
Average Jacobsen Prices (USD)						
Bleachable Fancy Tallow - Chicago Renderer / cwt	$30.50	$25.62	-16.0%	$25.80	$25.62	-0.7%
Yellow Grease - Illinois / cwt	$24.53	$20.39	-16.9%	$19.91	$20.39	2.4%
Meat and Bone Meal - Ruminant - Illinois / ton	$216.29	$230.01	6.3%	$250.18	$230.01	-8.1%
Poultry By-Product Meal - Feed Grade - Mid South / ton	$234.60	$223.46	-4.7%	$267.19	$223.46	-16.4%
Poultry By-Product Meal - Pet Food - Mid South / ton	$411.77	$408.75	-0.7%	$540.68	$408.75	-24.4%
Feathermeal - Mid South / ton	$333.43	$283.81	-14.9%	$405.90	$283.81	-30.1%
Average Wall Street Journal Prices (USD)						
Corn - Track Central IL #2 Yellow / bushel	$3.91	$3.73	-4.6%	$3.37	$3.73	10.7%
Average Thomson Reuters Prices (USD)						
Palm oil - CIF Rotterdam / metric ton	$533	$675	26.6%	$497	$675	35.8%
Soy meal - CIF Rotterdam / metric ton	$339	$347	-1.5%	$368	$347	-5.7%

Page 13 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

DARLING INGREDIENTS INC.

Food Segment - Historical

US$ (in millions)	Total 2017	Q1-2018	Q2-2018	Q3-2018	Q4-2018	Total 2018	Q1-2019	Q2-2019	Q3-2019	Q4-2019	Total 2019
Net Sales	$ 1,157.0 (1)	$305.5 (2)	$ 276.7 (2)	$ 265.2 (2)	$ 291.7 (2)	$ 1,139.1	$ 279.2 (2)	$ 274.8 (2)	$ 276.5 (2)	$ 288.6	$ 1,119.1
Gross Margin	236.8	56.1	51.8	54.5	58.6	221.0	65.1	60.4	61.8	67.2	254.5
Gross Margin %	20.5%	18.4%	18.7%	20.6%	20.1%	19.4%	23.3%	22.0%	22.4%	23.3%	22.7%
Loss/(gain) on sale of assets	0.2	(0.2)	(0.1)	-	-	(0.3)	0.1	(13.4)	(0.2)	0.3	(13.2)
SG&A	104.6	23.9	22.2	21.8	23.6	91.5	21.9	23.4	22.8	29.3	97.4
SG&A Margin %	9.0%	7.8%	8.0%	8.2%	8.1%	8.0%	7.8%	8.5%	8.2%	10.2%	8.7%
Operating Income	56.9	11.8	9.3 (3)	13.0 (3)	14.6 (3)	48.7	23.6	30.5	19.5	17.0	90.6
Adj. EBITDA	$ 131.9	$ 32.4	$ 29.7 (3)	$ 32.7 (3)	$ 34.9 (3)	$ 129.7	$ 43.2	$ 37.1 (4)	$ 39.3	$ 37.5	$ 157.1
Adj. EBITDA Margin %	11.4%	10.6%	10.7%	12.3%	12.0%	11.4%	15.5%	13.5%	14.2%	13.0%	14.0%
Raw Material Processed (mmts)	1.1	0.3	0.3	0.3	0.3	1.1	0.3	0.3	0.3	0.3	1.1

(1) Net sales adjusted for Brazil VAT reclass 2017
(2) Reflects freight revenue reclass in 2018 and 2019
(3) Adjusted for restructuring and impairment charges of $15.0 million for closure of Argentina collagen plant
(4) Adjusted for the $13.4 million land asset sale in China

Page 14 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

DARLING INGREDIENTS INC.

Fuel Segment - Historical

US$ (in millions)	Total 2017	Q1-2018	Q2-2018	Q3-2018	Q4-2018	Total 2018	Q1-2019	Q2-2019	Q3-2019	Q4-2019	Total 2019
Net Sales	$ 265.8	$ 84.1	$ 71.1	$ 64.6	$ 76.2	$ 296.0	$ 60.1	$ 65.0	$ 68.6	$ 80.6	$ 274.3
Gross Margin	55.3	24.3	13.7	11.2	16.6	65.8	10.0	11.7	10.1	37.6	69.4
Gross Margin %	20.8%	28.9%	19.3%	17.3%	21.8%	22.2%	16.7%	18.0%	14.7%	46.7%	25.3%
Loss/(gain) on sale of assets	(0.1)	0.1	-	0.1	0.1	0.3	-	-	-	0.3	0.3
SG&A	10.4	(1.4)	0.2	(2.8)	(0.8)	(4.8)	(0.8)	0.4	0.9	2.3	2.8
Depreciation and amortization	31.0	8.5	8.5	9.4	8.6	35.0	7.8	8.4	7.9	7.8	31.9
Equity in net income/(loss) of Diamond Green Diesel (DGD)	28.2	97.2	15.1	(2.6)	50.1	159.8	24.3	38.1	32.0	270.1	364.5
Segment Income	42.2	114.4	20.1	1.9	58.7	195.1	27.3	41.1	33.3	297.2	398.8
Segment EBITDA	45.0	25.7	13.5	13.9	17.2	70.3	10.8	11.4	9.2	35.0	66.3
DGD adjusted EBITDA (Darling's Share)	43.2	100.0	18.3	0.5	55.2	174.0	29.8	43.8	39.5	276.2	389.4
Combined Adj. EBITDA (1)	$ 88.2	$ 125.7	$ 31.8	$ 14.4	$ 72.4	$ 244.3	$ 40.6	$ 55.2	$ 48.7	$311.2	$ 455.7
Raw Material Processed* (mmts)	1.2	0.3	0.3	0.3	0.3	1.2	0.3	0.3	0.3	0.3	1.3

(1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA.
* Excludes feed stock (raw material) processed at the DGD joint venture.

Page 15 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

DARLING INGREDIENTS INC.

Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity, and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes that were outstanding at December 28, 2019. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange impact on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization. Page 16 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

Adjusted EBITDA

Adjusted EBITDA and Pro Forma Adjusted EBITDA *(US$ in thousands)*	Three Months Ended December 28, 2019	Three Months Ended December 29, 2018	Twelve Months Ended - Year over Year December 28, 2019	Twelve Months Ended - Year over Year December 29, 2018
Net income attributable to Darling	$ 242,609	$ 40,648	$ 312,600	$ 101,496
Depreciation and amortization	86,453	85,277	325,510	321,192
Interest expense	18,586	20,209	78,674	86,429
Income tax expense/(benefit)	35,567	8,039	59,467	12,031
Restructuring and impairment charges	-	-	-	14,965
Foreign currency (gain)/loss	657	(651)	1,311	6,431
Other expense/(income), net	(487)	3,459	6,671	7,562
Debt extinguishment costs	-	-	12,126	23,509
(Gain)/Loss on disposal of subsidiaries	(2,967)	45	(2,967)	12,545
Equity in net (income) of Diamond Green Diesel	(270,062)	(50,124)	(364,452)	(159,779)
Equity in net (income)/loss of unconsolidated subsidiaries	(1,515)	493	(428)	550
Net income attributable to noncontrolling interests	837	1,496	8,367	4,448
Adjusted EBITDA	$ 109,678	$ 108,891	$ 436,879	$ 431,379
Foreign currency exchange impact	2,149	-	16,898	-
Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP)	$ 111,827	$ 108,891	$ 453,777	$ 431,379
DGD Joint Venture Adjusted EBITDA (Darling's Share)	$ 276,146	$ 55,268	$ 389,416	$ 174,013
Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA	$ 385,824	$ 164,159	$ 826,295	$ 605,392

(1) The average rate assumption used in this calculation was the actual fiscal average rate for the three months ended December 28, 2019 of €1.00:USD$1.11 and CAD$1.00:USD$0.76 as compared to the average rate for the three months ended December 29, 2018 of €1.00:USD$1.14 and CAD$1.00:USD$0.76, respectively.
The average rate assumption used in this calculation was the actual fiscal average rate for the fiscal year ended December 28, 2019 of €1.00:USD$1.12 and CAD$1.00:USD$0.75 as compared to the average rate for the fiscal year ended December 29, 2018 of €1.00:USD$1.18 and CAD$1.00:USD$0.77, respectively.

Note: See slide 16 for information regarding Darling's use of Non-GAAP measures.

Page 17 | Fourth Quarter and Fiscal Year 2019 Results | 02.26.2020

DARLING INGREDIENTS INC.

Thank you